STATEMENT TO NOTEHOLDERS

Household Mortgage Loan Trust 2004-HC1

Payment Number	7
Beginning Date of Collection Period	01-Feb-05
End Date of Collection Period	28-Feb-05
Payment Date	21-Mar-05
Previous Payment Date	22-Feb-05

Funds Disbursement
Collected Funds	23,051,390.27
Available Payment Amount	22,800,501.41
Principal Collections	19,081,710.53
Interest Collections (net of servicing fee)	3,718,790.88
Net of Principal Recoveries	3,708,461.49
Principal Recoveries	10,329.39
Servicing Fee	250,888.86
Skip-A-Pay Advance	0.00
Skip-A-Pay Reimbursement	0.00

Disbursements	23,051,390.27
Interest Paid to Notes	1,121,196.53
Principal Paid to Notes	21,679,304.88
Transferor - pursuant to 5.01 (a) (xii)	0.00
Servicing Fee	250,888.86

Pool Balance
Beginning Pool Balance	602,133,275.02
Principal Collections (including repurchases)	19,081,710.53
Additional Principal Reduction Amount	11,265.83
Ending Pool Balance	583,040,298.66

Collateral Performance
Cash Yield (% of beginning balance)	7.89%
Loss Rate (net of principal recoveries; % of beginning balance)	0.00%
Net Yield	7.89%
Realized Losses	936.44
Cumulative Realized Losses	49,113.21
Cumulative Loss Percentage	0.01%
Delinquent Loans
One Payment Principal Balance of loans	8,357,066.19
One Payment Number of loans	78
Two Payments Principal Balance of loans	1,548,331.86
Two Payments Number of loans	17
Three+ Payments Principal Balance of loans	4,544,463.24
Three+ Payments Number of loans	49

Two Payments-Plus Delinquency Percentage	1.05%
Two Payments-Plus Rolling Average	0.81%

Mortgage Loan Detail
Number of loans purchased or substituted pursuant to Section 2.02	0
Principal Balance of loans purchased or substituted pursuant to Section 2.02	0.00
Number of loans purchased or substituted pursuant to Section 2.04	0
Principal Balance of loans purchased or substituted pursuant to Section 2.04	0.00
Number of loans purchased or substituted pursuant to Section 3.01	0
Principal Balance of loans purchased or substituted pursuant to Section 3.01	0.00
Substitution Adjustment Amounts	0.00
Number outstanding beginning of period	4,975
Number outstanding end of period	4,831
Number of REO as of the end of the Collection Period	2
Principal Balance of REO as of the end of the Collection Period	250,648.84

Overcollateralization
Begin OC Amount	100,857,026.83
OC Release Amount	0.00
Extra Principal Payment Amount	2,586,328.52
End OC Amount	103,443,355.35

Target OC Amount	109,413,684.31
Interim OC Amount	100,857,026.83
Interim OC Deficiency	8,556,657.48

Monthly Excess Cashflow	2,586,328.52
Principal Payment Amount	19,081,710.53
Principal Collections	19,081,710.53
OC Release Amount	0.00

Other
Stepdown	No
Trigger Event	No
Event of Default	No
Master Servicer Termination Event	No
Cut-Off Date Pool Balance	754,577,133.16
Accrued Servicing Fee unpaid for previous Collection Periods	0.00

Interest Calculations
1 month LIBOR	2.59938%
Class A Formula Rate (1-mo. Libor plus 35bps)	2.94938%
Class A Note Rate	2.94938%
Class M Formula Rate (1-mo. Libor plus 50bps)	3.09938%
Class M Note Rate	3.09938%
Available Funds Cap	8.25166%

Class A Noteholder's Statement
A. Information on Payments
1. Total Payment per $1,000	33.932442
2. Principal Payment per $1,000	32.281334
3. Interest Payment per $1,000	1.651107

B. Calculation of Class A Interest Due & Paid
1. Class A Note Rate	2.94938%
2. Days in Accrual Period	27

3. Class A Interest Due	865,891.75
4. Class A Interest Paid	865,891.75
5. Class A Supplemental Interest Amount Paid	0.00
6. Class A Interest Carry Forward Amount Paid	0.00

7. Class A Unpaid Interest Carry Forward Amount, EOP	0.00
8. Class A Unpaid Supplemental Interest Amount, EOP	0.00

C. Calculation of Class A Principal Due & Paid
1. Class A Note Principal Amount, BOP	391,445,773.82
2. Class A Principal Due	16,929,332.49
3. Class A Principal Paid	16,929,332.49
4. Class A Principal Carry Forward Amount Paid	0.00
5. Class A unpaid Principal Carry Forward Amount	0.00
6. Class A Note Principal Amount, EOP	374,516,441.33

7. Class A Pool Factor
a. Beginning Note Principal Amount as a % of Original Note Principal Amount	74.641997%
b. Ending Note Principal Amount as a % of Original Note Principal Amount	71.413864%
8. Ending Class A Note Principal Amount as a % of the Pool Balance, EOP	64.235087%

Class M Noteholder's Statement
A. Information on Payments
1. Total Payment per $1,000	34.016414
2. Principal Payment per $1,000	32.281334
3. Interest Payment per $1,000	1.735079

B. Calculation of Class M Interest Due & Paid
1. Class M Note Rate	3.09938%
2. Days in Accrual Period	27

3. Class M Interest Due	255,304.78
4. Class M Interest Paid	255,304.78
5. Class M Supplemental Interest Amount Paid	0.00
6. Class M Interest Carry Forward Amount Paid	0.00

7. Class M Unpaid Interest Carry Forward Amount, EOP	0.00
8. Class M Unpaid Supplemental Interest Amount, EOP	0.00

C. Calculation of Class M Principal Due & Paid
1. Class M Note Principal Amount, BOP	109,830,474.37
2. Class M Principal Due	4,749,972.39
3. Class M Principal Paid	4,749,972.39
4. Class M Principal Carry Forward Amount Paid	0.00
5. Class M Unpaid Principal Carry Forward Amount	0.00
6. Class M Note Principal Amount, EOP	105,080,501.98

7. Class M Pool Factor
a. Beginning Note Principal Amount as a % of Original Note Principal Amount	74.641997%
b. Ending Note Principal Amount as a % of Original Note Principal Amount	71.413864%
8. Ending Class M Note Principal Amount as a % of the Pool Balance, EOP	18.022854%

HSBC FINANCE CORPORATION, successor by merger to
Household Finance Corporation ("HSBC Finance")
Household Mortgage Loan Trust 2004-HC1

The undersigned, a duly authorized representative of HSBC Finance
Corporation, successor by merger to Household Finance Corporation ("HSBC Finance"), as Master Servicer ( the "Servicer" ), pursuant to a Sale and Servicing
Agreement dated as of August 27, 2004 (the "Sale and Servicing Agreement"), by and among
Household Mortgage Funding Corporation III, as Depositor, Household Mortgage Loan
Trust 2004-HC1, the Servicer, HSBC Bank USA, National Association as Administrator
and U.S. Bank National Association as Indenture Trustee, does hereby certify with respect to the information set forth below as follows:

1. Capitalized terms used in this Certificate shall have the respective meanings set forth in the Sale and Servicing Agreement.

2. HSBC Finance is, as of the date hereof, the
Master Servicer under the Sale and Servicing Agreement.

3. The undersigned is a Servicing Officer.

4. This Certificate relates to the Payment Date occurring on March 21, 2005.

5. As of the date hereof, to the best knowledge of the undersigned, the
Servicer has performed in all material respects all its obligations under the Sale and Servicing Agreement through the Collection Period preceding such Payment Date.

6. As of the date hereof, to the best knowledge of the undersigned, no
Event of Default has been deemed to have occurred on or prior to such Payment Date.

IN WITNESS WHEREOF, the undersigned has duly executed and delivered this
Certificate the 16th day of March, 2005.

HSBC FINANCE CORPORATION
as Master Servicer,

BY: /s/ Dennis Mickey
A Servicing Officer